EXHIBIT 10.1

Auditor’s Consent

Statement by Experts

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 19, 2007, in the Form 20-F: Annual Report dated June 20, 2007, Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 25,237,740 shares of its common stock.

“Collins Barrow Edmonton LLP”
Edmonton, Alberta	Signed
June 28, 2007	Chartered Accountants

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